M5

SASCO 2005-S3 ( A/A2/A)
NO PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 100%
Recovery Delay: 12 months
% Cum Loss Yield Break	24.56	22.60	20.52
CDR - Yield Break	12.64	11.42	10.17
% Cum Loss 1st $ Principal Loss	24.03	21.72	19.28
CDR - 1st $ Principal Loss	12.31	10.89	9.46

Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	22.91	21.04	19.05
CDR - Yield Break	11.49	10.38	9.23
% Cum Loss 1st $ Principal Loss	22.40	20.20	17.89
CDR - 1st $ Principal Loss	11.19	9.89	8.58

PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 100%
Recovery Delay: 12 months
% Cum Loss Yield Break	17.86	22.60	25.97
CDR - Yield Break	19.66	11.42	6.85
% Cum Loss 1st $ Principal Loss	17.65	21.72	24.18
CDR - 1st $ Principal Loss	19.41	10.89	6.26

Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	16.89	21.04	24.01
CDR - Yield Break	18.37	10.38	6.12
% Cum Loss 1st $ Principal Loss	16.68	20.20	22.33
CDR - 1st $ Principal Loss	18.13	9.89	5.59

M9

SASCO 2005-S3 ( BBB/Baa3/BBB)
NO PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 100%
Recovery Delay: 12 months
% Cum Loss Yield Break	18.36	16.18	13.86
CDR - Yield Break	8.93	7.72	6.48
% Cum Loss 1st $ Principal Loss	17.74	15.31	12.79
CDR - 1st $ Principal Loss	8.58	7.25	5.93

Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	17.09	15.03	12.84
CDR - Yield Break	8.14	7.03	5.90
% Cum Loss 1st $ Principal Loss	16.51	14.22	11.88
CDR - 1st $ Principal Loss	7.82	6.61	5.41

PREPAY STRESS

	Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 100%
Recovery Delay: 12 months
% Cum Loss Yield Break	11.38	16.18	19.28
CDR - Yield Break	12.18	7.72	4.74
% Cum Loss 1st $ Principal Loss	11.13	15.31	17.79
CDR - 1st $ Principal Loss	11.90	7.25	4.31

Loss Severity: 100%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	10.74	15.03	17.84
CDR - Yield Break	11.37	7.03	4.27
% Cum Loss 1st $ Principal Loss	10.50	14.22	16.44
CDR - 1st $ Principal Loss	11.11	6.61	3.88